WAYCROSS INDEPENDENT TRUST

Waycross Focused Equity Fund

(WAYFX)

Supplement dated June 1, 2021

To the Funds’ Prospectus and Statement of Additional Information

dated August 14, 2020

Revised Expense Limitation Agreement

By unanimous written consent the Board of Trustees of the Trust (the “Board”) approved the following change to the Expense Limitation Agreement between the Trust, on behalf of the Fund, and Waycross Partners, LLC (the “Adviser”):

•	Effective June 1, 2021, the expense limit for the Waycross Focused Equity Fund (the “Focused Equity Fund”) is lowered to 0.89% (currently, 0.99%).

Changes to the Focused Equity Fund Summary Prospectus

Effective June 1, 2021, the Focused Equity Fund’s Annual Fund Operating Expenses table on page 9 of the Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (1)	0.61%
Total Annual Fund Operating Expenses	1.36%
Less Management Fee Reductions and/or Expense Reimbursements (2)	(0.47%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.89%
(1)	Based on estimated amounts for the current fiscal year.
(2)	Waycross Partners, LLC (the “Adviser”) has contractually agreed, until June 30, 2022, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.89% of the Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to June 30, 2022, this agreement may not be modified or terminated without the approval of the Board of Trustees (the “Board”). This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

Further, effective June 1, 2021, the Expense Example on pages 9 & 10 of the Prospectus is deleted and replaced with the following:

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the operating expenses of the Fund remain the same and the contractual agreement to limit expenses remains in effect only until June 30, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$91	$335

This Supplement revises information in the Fund’s Prospectus and Statement of Additional Information dated August 14, 2020. If you would like another copy of the Fund’s Prospectus, call us at 1-866-267-4304 or write us at Waycross Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE